LIFE INSURANCE APPLICATION

Site Location and No.:__________  Qualified Retirement Plan/Code No.:__________
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Check one: [] Single Life [] Joint Life [] Vanable Universal Life
           [] Joint & Vanable Universal Life
           [] Exercising Additional Insurance Option From
                                 Base Policy No.:__________Policy No.:__________
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PART A - FIRST PROPOSED INSURED INFORMATION
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1. Name (print first. middle. last)
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2. Home Address (street city, state and zip)
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3. Place of Birth    4. D.O.B.  5. Issue at Age 6. Sex []M []F 7. Soc. Sec. #

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8. Telephone #'s and best time to call        9a. Occupation (w/specific duties)
Home (     )               Work (     )
Best time to call:         Best time to call:
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9b. Are you actively al work at the customary workplace, doing the usual duties and functions required by the position during the normal work hours and weekly period? [] Yes [] No *Reason:
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10. Employer Name & Address: (street city, state and zip)

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11. Drivers License # and state:

No.:________ State:________
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PART B -D POLICY LNFORMATION
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1. Base Plan:              2. Amount $
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3. Term Rider Plan         4. Amount $
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5. ADDITIONAL BENEFITS AND AMOUNTS:
   a. TRADITIONAL
      [] Accelerated Benefits (ABR)
      [] Accidental Death Benefit (ADB) $
      [] Additional Insurance Option (AIO) $
      [] Additional Paid-Up Life
         Annual Premium (APAR) $
            [] Payable on a Modal Basis
         Single Premium (SPAR) $
      [] Beneficiary Insurance Option (BIO)
      [] Waiver of Premiums (WP)
            (N/A on Second to Die & Cornerstone Series)
      [] Waiver of Premiums (WP) $
            (Cornerstone Series only) (Annual Premium Waived)
      [] Policy Continuation Rider (PCR) (First to Die only)
      [] Policy Split Option (PSO) (Second to Die only)
      [] Other:

b. UNIVERSAL LIFE
      [] Accelerated Benefits (ABR)
      [] Additional Protection Benefit (APB) (N/A for NLG120) $_
      [] Automatic Increase (AIR) (N/A for NLG120)
         []2% []4% []6% (N/A for Survivorship)
         []5% []10%[] Stipulated (Survivorship only)
      [] Continuing Coverage Rider (CCR) (Survivorship only)
      [] Enhanced Death Benefit (EDBR) (Survivorship only)
         Target Age
      [] Estate Preservation Rider (EPR) (Survivorship only) $
      [] Guaranteed Insurance Option (GIO) (N/A for Surv.) $
      [] Guaranteed Death Benefit (GDB) (Variable Single Life only)
      [] Guaranteed Death Benelit (GDB) (Variabie Survivorship only)
                     [] 80 Years      [] Lifetime
      [] Policy Split Option (PSO) (Survivorship only)
      [] Term Rider on First Proposed Insured: (Survivorship only)
                 Level Amount
                 [] Increasing     [] Decreasing       Dur Yrs
      [] Term Rider on Second Proposed Insured: (Survivorship only)
                 Level Amount
                 [] Increasing     [] Decreasing       Dur Yrs
      [] Waiver of Monthly Deductions (WMD) (N/A for Survivorship)
      [] Other:
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

6. a. Universal Life Death Benefit Option (N/A for NLG120)
            [] A-Level        [] B-Increasing
   b. Definition of Life Insurance Test:  (Applies to EIUL only.
      GPT must be selected if policy is NOT a MEC).
      [] Guideline Premium Test (GPT)
      [] Cash Value Accumulation Test (CVAT)
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7. Premium information
      a. Cash with Application $
      b. Planned Periodic Premium $            (UL & Cornerstone Series)
      c. Frequency
      [] Annual         [] Semi-Annual        [] Quarterly
      [] Monthly (Group or Pension only. if Variable)
      [] Single Premium [] COM (Complete #11)
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8. Special Billing Type: (N/A for Qualified Pension Business)
      [] Government Allotment   Group No.:
      [] Payroll Deduction No.:
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9. Use of Dividends: (N/A for EIUL) (Choose ONLY one.)
      [] Cash (All Products)
      [] Additions (Whole Life & UL, N/A for NLG120)
      [] Applied (Whole Life & Term only, N/A with COM)
      [] Deposits (Whole Life & Term only)
      [] DTO Balance to:             (Whole Life only, except Cornerstone Senes)
      [] Flex Term Rider 1- B Decreasing (Whole Life only)
          One Yr. Term + Adds = $
                   A PREMIUM WILL BE CHARGED FOR THIS RIDER.
      [] Flex Term Rider II - A Level (Whole Life only)
          One Yr. Term = $           ,+ Adds
                    A PREMIUM WILL BE CHARGED FOR THIS RIDER.
      [] Intenal Paid-Up Insurance (Cornerstone Series Only)
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10. Automatic Payment of Premium
      [] Requested  [] Not Requested
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11 [] I authorize the Company to draft monthly payments from my account.
      (Attach a void check/deposit slip)
      [] Checking                      Draft on the:
      [] Savings                       [] 1st         [] 15th
      [] Money Market                  [] 8th         [] 22nd
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12. Send premium notices to:           [] Owner
      [] First Proposed Insured        [] Other: (street, city, stale & zip)
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                        National Life Insurance Company
       One National Life Drive Montpelier, VT 05604 (Y) Tel: 802 229-3333

PART C - OWNER INFORMATION
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1. (Check one if other than First Proposed Insured)
      [] Individual

Provide additional information below:

Name:                     Relationship          Date of Birth     , while living
thereafter

Name:                     Relationship          Date of Birth    , while living,
thereafter the estate of the last survivor of the named owner(s).

[] CORPORATION, LIMITED PARTNERSHIP, OR LIMITED LIABILITY COMPANY

Full Legal Name:                                          , a (State)

[] Corporation        [] Limited Partnership     [] Limited Liability Company,
                                                      its successors or assigns.

[] Partnership:           , a partnership of (City and Slate)                  ,
   or any successor partnership doing business in said city under said name.

[] Trust: (Name of Trustee(s))                             , trustee(s) under an

instrument of trust between (Name of Trustor)                           and said

trustee{s) named (Name of Trust)                and dated     , as heretofore or
hereafter amended if trust is amendable, or the successors in said trust or assigns.

[] QUALIFIED PENSION OR PROFIT SHARING TRUST (Name of Trust Agreement)


[] AS PER SUPPLEMENTAL REQUEST

Please provide the following information for the Owner.

2. Social Security Number or Tax Identification Number:
3. Address: (Street. City Stale, Zip)
4. Telephone Number: (   )
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PART D - BENEFICIARY INFORMATION
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1. (Check one or fill in the FIRST and SECOND Beneficiary)

                                            NOTE: If the policy is owned by a
                                                  qualified pension or profit
                                                  sharing plan, all payments are
                                                  protected by the Spendthrift
                                                  Provision.
[] Owner                                          The right to change the
[] As per Supplemental Request                    beneficiary is reserved.
[] Other: (Give full names, addresses,
   dates of birlh and relationships
   to Proposed Insured.)

FIRST

SECOND

SINGLE LIFE
Payment wiil be shared equally by all first beneficiaries who survive the Insured; if none, by all second beneficiaries who so survive; if none, payment will be made to the Owner or the Owner's estate.

FIRST TO DIE
When death benefit is payable at the demise of the first Insured to die, payment will be shared equally by all first beneficiaries who survive the first to die of the Insureds; if none, by all second beneficiaries who so survive; if none, payment will be made to the Owner or the Owner's estate.

LAST TO DIE
When death benefit is payable at the demise of the last Insured to die, payment will be shared equally by all first beneficiaries who survive the last to die at the Insureds; if none, by all second beneficiaries who so survive; if none, payment will be made to the Owner or the Owner's estate.
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9212(0306)                                                                Page 2

PART E - QUALIFIED RETIREMENT BUSINESS ONLY
1. Issue Date:           2. (Check one) [] Sex Neutral [] Sex Distinct
(ANSWER A & B ONLY FOR SIMPLIFIED UNDERWRITING)

3. [] Full Underwriting [] Guaranteed Issue [] Automatic Issue
   [] Simplified Underwriting (If either questions a or b are answered 'Yes', give the following details in the space provided Nature of ailment, date, duration and names and addresses of attending physicians.)
      a. Have you been admitted to, or been advised to be admitted to a hospital or medical facility in the past 90 days by a member of the
         medical profession? (If 'Yes', provide details)          [] Yes   [] No
      b. In the past two years have you been treated for or advised by a member of the medical profession to seek treatment for heart problems (including angina), stroke, or cancer, or been treated for or diagnosed
         as having AIDS or AIDS Related Complex (ARC)?            [] Yes   [] No
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PART F - GENERAL INFORMATION ABOUT THE FIRST PROPOSED INSURED
                                 (If'Yes', provide details in Remarks on page 8)
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1. Have you used any type of product containing nicotine within the last
   24 months?                                                    [] Yes    [] No
   Product Type:                 Frequency:        Date last Used:
2. Have you ever applied for life, health, or disability insurance or reinstalement of same, which was declined, postponed, rated or modified in
   any way?                                                         [] Yes [] No
3. Are you or do you have any intention of becoming a member of a military
   organization?                                                    [] Yes [] No
4. Have you had any moving vehicle violations in the last 3 years, or a
   suspended license or a DUI conviction in the last 5 years?       [] Yes [] No
5. Have there been any bankruptcy proceedings against you within the last 7
   years?                                                           [] Yes [] No
6. Within the past 6 months have you applied for or do you currently have any
   applications pending for life or disability insurance?           [] Yes [] No

(IF 'YES', TO QUESTIONS 7-9 COMPLETE FORM 1480, AVOCATION, AVIATION & FOREIGN
 TRAVEL SUPPLEMENTAL APPLICATION)
7. Within the last 3 years, have you participated in or do you intend to participate in any motor powered racing, scuba, skin or sky diving, rodeos, hang gliding or any other avocation generally considered hazardous?
                                                                    [] Yes [] No
8. Do you participate in any aviation activity other than as a fare paying
   passenger?                                                       [] Yes [] No
9. Do you intend to travel or reside outside of the USA for more than 2 weeks
   in a year?                                                       [] Yes [] No
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PART G - REPLACEMENT INFORMATION (If 'Yes', Replacement forms must be provided;
                                           list company name and policy numbers)
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1. Has there been or will there be a lapse, surrender, replacement, reissue, conversion, or change to reduce amount, premium, or period of coverage of any existing life, disability or annuity contract if the applied for policy or
   rider is issued?                                              [] Yes    [] No
2. Will there be any substantial borrowing on any life insurance polley if the applied for policy or rider is issued? Company Name(s) and Policy Number(s)
                                                                    [] Yes [] No

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PART H - CURRENT POLICY INFORMATION ABOUT THE FIRST PROPOSED INSURED
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[] NONE IN FORCE          TYPE: B=BUSINESS         G=GROUP       P=PERSONAL
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Company Name   Type   Total in Force   Total with WP   Total ADS   Date of Issue
                      $                $                 $
                                                                    Paid to Date
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9212(0306)                                                                Page 3

PART I. HEALTH HISTORY OF RHE FIRST PROPOSED INSURED (Complete Part I unless (a) money does not accompany this application and (b) a further medical examination will be undertaken. Do NOT complete Part I if this application is being submitted for the Pension underwriting classes of Guaranteed Issue, Simplified UnderWriting, or Automatic Issue.) Provide details, dates, and results for any 'Yes' answer to questions 1-10 in Remarks on page 8.
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1. Height     Weight         lbs.     Change in last year lbs.       Reason?
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2. Are you taking any medication?                                   [] Yes [] No
3. Is your health impaired in any way?                              [] Yes [] No
4. Have you ever applied for or received disability or
   worker's compensation from any source?                           [] Yes [] No
5. At any lime during lhe last 10 years have you:
   a. made the decision or been advised to reduce alcohol or drug
      intake, or used drugs not prescribed by a physician?          [] Yes [] No
   b. been a member of a support group. such as AA or NA?           [] Yes [] No
6. At any time during the last 10 years have you been diagnosed, treated, or taken medication for:
   a. Chest Pain, Heart Murmur, Rheumatic Fever or Anemia           [] Yes [] No
   b. Habitual Cough, Asthma, Emphysema or Pleurisy                 [] Yes [] No
   c. Ulcer, Jaundice or Chronic Indigestion                        [] Yes [] No
   d. Stroke, Dizzy Spells, Epilepsy, Convulsions, Paralysis
      or Unconsciousness                                            [] Yes [] No
   e. Heart, Veins, Arteries, Blood or Blood Pressure Disorder      [] Yes [] No
   f. Lung or Respiratory Tract Disorder                            [] Yes [] No
   g. Esophagus, Stomach, Intestinal, Rectum, Liver or
      Gall Bladder Disorder                                         [] Yes [] No
   h. Kidney, Bladder, Prostate, Genito-Urinary Organs,
      Pelvic Organs, or Breast Disease                              [] Yes [] No
   i. Eyes, Ears, Nose, or Throat Disorder                          [] Yes [] No
   j. Brain, Nervous System Disorder or Headaches                   [] Yes [] No
   k. Spine, Bones, Muscles, Joints, Skin or Gland Disorder         [] Yes [] No
   l. Cancer, Polyp, or Other Tumor,                                [] Yes [] No
   m. Gout, Arthritis, Rheumatism or Back Pain"                     [] Yes [] No
   n. High Blood Sugar or Diabetes                                  [] Yes [] No
   o. Albumin. Sugar, Casts, Pus or Blood in the Urine              [] Yes [] No
   p. Renal Colic or Kidney Stone                                   [] Yes [] No
   q. Depression, Anxiety, or any other Psychological Condition     [] Yes [] No

7. Within the past 10 years have you tested positive for exposure to the Human Immunodeficiency Virus (HIV), or has a physician or other medical professional diagnosed you as having Acquired Immune Deficiency Syndrome
   (AIDS), AIDS Related Complex (ARC), or AiDS related conditions?
                                                                    [] Yes [] No
8. Within the past 5 years have you:
   a. had Hays, electrocardiograms or other diagnostic tests?       [] Yes [] No
   b. been admitted to a hospital, or have you planned or been advised to enter a hospital for observation, operation or
      treatment of any kind?                                        [] Yes [] No
   c. consulted any medical professional other than your
      personal physician?                                           [] Yes [] No

9. Do you have any pending appointments with any medical professional within the
   next 30 days?                                                    [] Yes [] No
10. To the best of your knowledge, has any member of your
    family had diabetes, cancer, heart disease, Huntington's
    Disease or polycystic kidney disease?                           [] Yes [] No
11. Name and Address of Personal Physician (If none, so slate)
    Date last seen                                 Reason consuited & outcome

12. Family History Age if alive State of Health Age at death Cause of death
    Father
    Mother
    Siblings
    Siblings
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9212(0306)                                                                Page 4

                          COMPLETE FOR JOINT LIFE ONLY
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PART J - SECOND PROPOSED INSURED INFORMATION
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1. Name (print first, middle, last)

2. Home Address (street city, state and zip)           3. Place of Birth

4. DOB                  5.lssue at Age 6.          Sex [] M [] F

7. Soc. Sec. #                   8. Telephone #'s and best time to call

9a. Occupation (w/specific duties)     Home ( )           Work ( )
                                 Best time to call:     Best time to call:
9b. Are you actively at work at the customary workplace, doing the usual duties and functions required by the position during the normal work hours and
   weekly period?                                         [] Yes [] No* *Reason:

10. Employer Name & Address: (street, city. slate and zip)

11. Driver's license # and state:
            No.:
            State:
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PART K - GENERAL INFORMATION ABOUT THE SECOND PROPOSED INSURED
         (If 'Yes', provide details in Remarks on page 8)
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1. Have you used any type of product containing nicotine within the
   last 24 months?                                                 [] Yes  [] No
   Product Type:                   Frequency:              Date Last Used
2. Have you ever applied for life, health, or disability insurance or reinstatement of same, which was declined, postponed, rated or
   modified in any way?                                            [] Yes  [] No
3. Are you or do you have any inteillion of becoming a member of a
   military organization?                                          [] Yes  [] No
4. Have you had any moving vehicle violations in the last 3 years, or a suspended license or a DUI conviction in the last 5 years? [] Yes  [] No
5. Have there been any bankruptcy proceedings against you within
   the last 7 years?                                               [] Yes  [] No
6. Within the past 6 months have you applied for or do you
   currently have any applications pending for life or
   disability insurance?                                           [] Yes  [] No
     (IF 'YES', TO QUESTIONS 7-9 COMPLETE FORM 1480, AVOCATION, AVIATION &
                    FOREIGN TRAVEL SUPPLEMENTAL APPLICATION)
7. Within the last 3 years, have you participated in or do you intend to participate in any motor powered racing, scuba, skin or sky diving, rodeos, hang gliding or any other avocation generally
   considered hazardous?                                           [] Yes  [] No
8. Do you participate in any aviation activity other than as
   a fare paying passenger?                                        [] Yes  [] No
9. Do you intend to travel or reside outside of the USA for more
   than 2 weeks in a year?                                         [] Yes  [] No
10. Is the Second Proposed Insured legally married to the
    First Proposed Insured?                                        [] Yes  [] No
    (This question must be answered if either EPR Dr PSO is requested in the
                    Additional Benefits and Amounts section)
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PART L - REPLACEMENT INFORMATION
(If'Yes'. Replacement forms must be provided: list company name and policy numbers)
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1. Has there been or will there be a lapse, surrender, replacement, reissue, conversion, or change to reduce amount, premium, or period of coverage of any existing life, disability or annuity contract if the
   applied for policy or rider is issued?                          [] Yes  [] No
2. Will there be any substantial borrowing on any life insurance
   policy if the applied for policy or rider is issued?            [] Yes  [] No
   Company Name(s) and Policy Number(s)



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PART M - CURRENT POLICY INFOMATION ABOUT THE SECOND PROPOSED INSURED
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[] None in force            Type: B-Business      G=Group          P=Personal
Company Name      Type     Total in Force    Total with WP   Total ADS   Date of
Issue    Paid to Date
                           $                  $                 $
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9212(0306)                                                                Page 5

                          COMPLETE FOR JOINT LIFE ONLY

PART N - HEALTH HISTORY OF THE SECOND PROPOSED INSURED
(Complete Part N unless (a) money does not accompany this application and
(b) a Further medicaL examination will be undertaken)
Provide details, dates, and results for any 'Yes' answer to questions 1-10 in Remarks on page 8,
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1. Height          Weight       lbs.     Change in last year   lbs.   Reason?
2. Are you taking any medication?                                  [] Yes  [] No
3, Is your health impaired in any way?                             [] Yes  [] No
4. Have you ever applied lor or received disability or
   worker's compensation from any source?                          [] Yes  [] No
5. At any time during the last 10 years have you:
   a. made the decision or been advised to reduce alcohol or
      drug intake, or used drugs not prescribed by a physician?    [] Yes  [] No
   b. been a member of a support group, such as AA or NA?          [] Yes  [] No
6. At any time during the last 10 years have you been diagnosed, treated, or taken medication lor:
   a. Chest Pain, Heart Murmur, Rheumatic Fever or Anemia          [] Yes  [] No
   b. Habitual Cough, Asthma, Emphysema or Pleurisy                [] Yes  [] No
   c. Ulcer, Jaundice or Chronic Indigestion                       [] Yes  [] No
   d. Stroke, Dizzy Spells, Epilepsy, Convulsions,
      Paralysis or Unconsciousness                                 [] Yes  [] No
   e. Heart, Veins, Arteries, Blood or Blood Pressure Disorder     [] Yes  [] No
   f. Lung or Respiratory Tract Disorder                           [] Yes  [] No
   g. Esophagus, Stomach, Intestinal, Rectum, Liver or
      Gall Bladder Disorder                                        [] Yes  [] No
   h. Kidney, Bladder, Prostate, Genito-Urinary Organs,
      Pelvic Organs, or Breast Disease                             [] Yes  [] No
   i. Eyes, Ears, Nose, or Throat Disorder                         [] Yes  [] No
   j. Brain, Nmvous System Disorder or Headaches                   [] Yes  [] No
   k. Spine, Bones, Muscles, Joints, Skin or Gland Disorder        [] Yes  [] No
   l. Cancer, Polyp, or Other Tumor                                [] Yes  [] No
   m. Gout, Arthritis, Rheumatism or Back Pain                     [] Yes  [] No
   n. High Blood Sugar or Diabetes                                 [] Yes  [] No
   o. Albumin, Sugar, Casts, Pus or Blood in the Urine             [] Yes  [] No
   p. Renal Colic or Kidney Stone                                  [] Yes  [] No
   q. Depression, Anxiety, or any other
      Psychological Condition                                      [] Yes  [] No
7. Within the past 10 years have you tested positive
   for exposure to the Human Immunodeficiency Virus (HI V),
   or has a physician or other medical professional
   diagnosed you as having Acquired Immune Deficiency Syndrome
   (AIDS), AIDS Related Comple)( (ARC),
   or AIDS related conditions?                                     [] Yes  [] No
8. Within the past 5 years have you:
   a. had x-rays, electrocardiograms or other diagnostic tests?    [] Yes  [] No
   b. been admitted to a hospital. or have you planned or been advised to enter a hospital for observation,
      operation or treatment of any kind?                          [] Yes  [] No
   c. consulted any medicai professional other than your
      personal physician?                                          [] Yes  [] No
9. Do you have any pending appointments with any medical
   professional within the next 30 days?                           [] Yes  [] No
10. To the best of your knowledge, has any member of your
    family had diabetes, cancer, heart disease,
    Huntington's Disease or polycystic kidney disease?             [] Yes  [] No
11. Name and Address of Personal Physician
    (If none, so state) Date last seen Reason consulted & outcome

12. Family History Age if alive State of Health Age at death Cause of death
    Father
    Mother
    Siblings
    Siblings
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9212(0306)                                                                Page 6

                      COMPLETE FOR VARIABLE PRODUCTS ONLY
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PART O - VARIABLE INSURANCE INFORMATION
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FOLLOWING QUESTIONS TO BE COMPLETED BY THE APPLICANT.

1. Have you received a current prospectus which describes the variable nature of this product and the utilization of a
   Separate Account or a Variable Account?                         [] Yes  [] No
2. Do you believe that this Policy will meet your insurance
   needs and financial objectives?                                 [] Yes  [] No
3. Do you understand that the Cash Surrender Value
   and Death Benefit may increase or decrease
   based on the policy's investment return, even to the
   extent of being reduced to zero?                                [] Yes  [] No
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PART P -  TELEPHONE TRANSACTION AGREEMENT
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Unless waived below, I appoint the Company as my agent to act upon telephoned instructions reasonably believed to be authorized by me, I hereby ratify any telephoned instructions so given and consent to the tape recording of these instructions, So long as the Company employs reasonable procedures to confirm that the instructions are genuine, I agree that I will not hold the Company liable for any unauthorized telephoned instructions, This will allow me and my representative named below to transfer account values between available accounts, change premium allocations, and add, cancel or change the Portfolio Rebalancing or Dollar Cost Averaging features. Owner can request policy loans only up to $25,000.
Representative(s):
[] I do not authorize the Company to accept telephone instructions.
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PART Q -  INVESTMENT INFORMATION (Do NOT complete Part Q if participating in illuminations.)
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1. Do you want monthly charges deducted from the Money Market
   sub-account?                                                    [] Yes  [] No
   (If 'No'. charges will be deducted from the General Account or the Fixed Account and all sub-accounts on a pro rata basis.)

NOTE: ELECT PORTFOLIO REBALANCING (2.A.) OR DOLLAR COST AVERAGING,
      (2.B.) BUT NOT BOTH. (See Investment Allocation, form 9201)

2.a.     [] I elect the following for Portfolio Rebalancing:
         [] Semi-Annual (only option for VUL)
         [] Annual
         [] Quarterly

OR

2.b. [] I elect monthly Dollar Cost Averaging. Transfer funds from the Money Market sub-account using the allocation provided on the Investment Allocation, form 9201.

The amount and duration of the Death Benefit may increase or decrease daily as described in the DEATH BENEFIT AND POLlCY CHANGES section of the policy at issue. The dollar amount of the Death Benefit is not guaranteed. The Cash Surrender Value of this polley Is dependent on the Accumulated Value in the Separate Account or Variable Account, which fluctuates according to the investment experience of the Sub-Accounts of the Separate Account or Variable Account chosen by the Owner. The Cash Surrender Value may increase or decrease daily, and is not guaranteed as to dollar amount.

The investment in this policy could be lost entirely, depending on the performance of the Separate Account or Variable Account, and as a result the Death Benefit may terminate unless additional premium payments are made to keep this policy in force.
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9212(0306)                                                                Page 7

PART R - REMARKS (Provide the details to any questions so requested. Attach additional pages if necessary)

Section & Number:                   Additional Information:

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PART S - AGREEMENT & AUTHORIZATION
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To the best of my (oor) know1edge and beliel, the statements and answers given on this a~lication are complete and true They shall be a part of the contract of insurance if ooe is issued. The Applicant agrees to be bound by all statements and answers allested to in this Application.

National Life Insurance Company (the Company) may make acininistrative corrections and changes to this application. These, if any, are noted on the "Application Amendment" page which is attached to the policy at issue. Acceptance of any policy issued on this application will ratify and will be notice of any such change made. If the laws where the application is made so reqJire, any change of amount, age at issue, class of risk, plan 01 insurance or benefits must be ratified in writing.

The Agent taking this application has no authority to make, change or discharge any contract hereby applied for. The Agent may not extend cradl on behalf of the Company. No statement made to or infOlTTla.tion acquired by any representative of the COfl'll8ny shall bind the Company unless set 01.11 in writing in this application.

The Company shall incur no liability under any policy issued on this application unless and until:
a. such policy is delivered to the Owner, and
b. the first premium is paid prior to any change in the Proposed lnsured(s) good health and insurability.

If I (we) have purchased variable insurance coverage, I (we) have received and understand a current prospectus for the contract and its underlying accounts. This prospectus describes the variable nature of this product and the utilization of a Separate Account or Variable Account.

The Applicant has received an illustration of the policy applied for, signed and returned the illustration with this application. The Soliciting Agent has presented the illustration and explained any non.guaranteed elements of the
policy to the Applicant                                             [] Yes [] No
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9212(0306)                                                                Page 8

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PART S - AGREEMENT & AUTHORIZATION (Continued)
--------------------------------------------------------------------------------

I (we), the Proposed Insured(s), authorize any physician, medical practitioner, hospital, clinic, or other medically related facility, insurer or reinsurer, the Medical Information Bureau, Inc. (MIB), consumer reporting agency, or employer having information as to:

      o diagnosis, treatment and prognosis of any physical or mental condition of me (us) or any of my (our) minor children on whose life I (we) have applied for insurance;

      o     any non-medical information of me (us) or such minor children;

to give National Life Insurance Company, herein called National Life, or its authorized representative, any and all such information.

I (we) authorize National Life to request a copy of my (our) driving record(s) from the state motor vehicle department.

I (we) authorize National Life Insurance Company to obtain an investigative consumer report. I (we) understand that I am (we are) entitled to be interviewed by the consumer reporting agency that prepares any such report, as long as I
(we) can reasonably be contacted during normal business hours.

[] I (we) wish to be interviewed if an investigative consumer report is prepared.

This information may be used to determine eligibility lor life or health insurance or claims for benefits, and I (we) authorize National Life to release any of this information to the MIB and/or Reinsurers and other lile insurance companies in which I (we) have insurance or from which I (we) seek insurance or benefits.

I (we) authorize National Life to redisclose the information to:
      o     Any person performing a business or legallunction for its benefit;
      o     An attending physician for diagnostic or treatment purposes;
      o Govemment authorities to prevent insurance related illegal activities;
      o     Persons conducting medical or statistical studies for National Life;
      o Persons having an authorization specifically permitting the redisclosure;

and when required by law, In making this authorization, I (we) waive any right to prohibit redisclosure to an affiliate of National Life where the redisclosure is related to the servicing of my (our) policy.

This authorization shall remain valid for 30 months from the date shown below.

I (we) understand I (we) have a right to receive a copy of this authorization. A copy of this authorization shall be as valid as the original. I (we) acknowledge receipt of copies of the prenolifications relating to investigative consumer reports and the MIB.
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PART T - OWNER'S TAXPAYER ID NUMBER CERTIFICATION
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Under penalties of perjury, I certify that (1) the number shown on this application is my correct taxpayer identification number; (2) the IRS has never notified me that I am subject to backup withholding, or has notified me that I am no longer subject to such withholding or I am exempt from such withholding; and (3) I am a U.S. person (including a U.S. resident alien). You must cross out item 2 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your lax retun.
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PART U - SIGNATURES
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The Internal Revenue SeNice does not require your consent to any provision of this document other than the certifications reqUired to avoid backup withholding.

Signed at (City & State)                      Date (mm/dd/yyyy)
First Proposed Insured (Sign name in full)    Applicant (Sign name in full if
                                                other than Proposed Insured)


Second Proposed Insured (Sign name in full)


Soliciting Agent/Representative (Sign name in fuli)


For Check-O-Malic Only (If Depositor other than Applicant/Owner)
                             Owner (If other than Applicant or Proposed Insured)
Depositor (Exactly as it appears on bank records)

                                                          (Exercise of AID Only)
                                                          Owner of Base Policy
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9212(0306)                                                                Page 9